SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 11, 2003

INNKEEPERS USA TRUST

(Exact name of Registrant as specified in charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address of Principal Executive Offices)

561-835-1800

(Registrant’s telephone number, including area code)

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 are incorporated by reference into Item 7(a) of this report.

Item 2. Acquisition or Disposition of Assets.

On August 1, 2003, the Special Committee of the Independent Trustees of Innkeepers USA Trust approved and recommended that we take advantage of the provisions of the “REIT Modernization Act” (the “Act”) and create “taxable REIT subsidiaries” (“TRS”) to acquire all of the leasehold interests of our properties (the “Hotels”) currently leased to Innkeepers Hospitality, Inc. and certain related entities (collectively, “Innkeepers Hospitality”), and to simultaneously engage Innkeepers Hospitality Management, Inc. (the “IH Manager”), a corporation under common control with Innkeepers Hospitality, to act as an “eligible independent contractor” (as defined in Section 856(d)(9) of the Internal Revenue Code) to manage such Hotels pursuant to long-term management agreements, all as permitted by the Act. Jeffrey H. Fisher, our Chief Executive Officer, President and Chairman of the Board of Trustees, controls Innkeepers Hospitality.

On August 8, 2003, we entered into a Master Lease Assignment Agreement with Innkeepers Hospitality to acquire the 61 hotel leases held by them. In consideration for acquiring these leasehold interests, the TRS will pay Innkeepers Hospitality $5.25 million in cash and simultaneously enter into long-term management agreements with the IH Manager. We anticipate funding the cash payment from available cash. The initial closing for 23 of the 61 hotel leases is anticipated to be in September 2003 and the aggregate cash consideration for these 23 hotel leases is $3.9 million. We currently anticipate closing on the remaining 38 hotel leases as Innkeepers Hospitality obtains additional third party management agreements.

The foregoing summaries are qualified in their entirety by the Master Lease Assignment Agreement, the form of Hotel Management Agreement, the form of Pooling and Cumulation Agreement and the Press Release incorporated herein as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 99.1, respectively.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Innkeepers Hospitality’s financial statements have been included in each of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, filed with the SEC. The financial statements of Innkeepers Hospitality at December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 are incorporated by reference herein from our Annual Report on Form 10-K for the year ending December 31, 2002. The financial statements of Innkeepers Hospitality at March 31, 2003 and for the three months ended March 31, 2003 and 2002 are incorporated by reference herein from our Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2003.

(b) Pro Forma Financial Information.

Pro forma financial information required by this item is included in Exhibit A.

(c) Exhibits

10.1	Master Lease Assignment Agreement, dated as of August 8, 2003, by and among Innkeepers USA Trust, Innkeepers USA Limited Partnership, Innkeepers Hospitality, Inc., Innkeepers Hospitality Management, Inc., and various affiliates thereof.

10.2	Form of Hotel Management Agreement by and between KPA Leasco, Inc., and Innkeepers Hospitality Management, Inc.

10.3	Form of Pooling and Cumulation Agreement by and among KPA Leasco, Inc., KPA Leasco II, Inc., KPA Leasco III, Inc., KPA Leasco IV, Inc., KPA Leasco V, Inc., and Innkeepers Hospitality Management, Inc.

10.4	Form of Non-Compete Agreement of Jeffrey H. Fisher, between Jeffrey H. Fisher and Innkeepers USA Trust.

23.1	Consent of Independent Accountants

99.1	Press Release of the Registrant dated August 11, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 11, 2003	INNKEEPERS USA TRUST (Registrant) By: /s/ Gregory M. Fay Title: Chief Accounting Officer

Exhibit A

INNKEEPERS USA TRUST

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002 AND

THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and the three months ended March 31, 2003 and 2002 is based in part on the historical Consolidated Statements of Operations of Innkeepers USA Trust (the “Company” or “we”) and Innkeepers Hospitality for the year ended December 31, 2002 and the three months ended March 31, 2003 and 2002.

Under the REIT Modernization Act (the “Act”) we are permitted to lease our hotels to wholly-owned taxable REIT subsidiaries (“TRS”). The TRS are required to engage an eligible independent contractor to manage the hotels. On August 8, 2003, we entered into an agreement with Innkeepers Hospitality, Inc. and certain related entities (collectively, “Innkeepers Hospitality”) to acquire the 61 hotel leases held by them. In consideration for acquiring these leasehold interests, the TRS will pay Innkeepers Hospitality $5.25 million in cash and engage Innkeepers Hospitality Management, Inc. (the “IH Manager”), a corporation under common control with Innkeepers Hospitality, to manage the 61 hotels under long-term management agreements (these transactions are referred to as the “TRS Transaction”). We will capitalize the $5.25 million cash payment, which is reflected in the accompanying pro forma balance sheet as “deferred lease acquisition cost,” and amortize it on a straight-line basis over the initial term of the management agreements (i.e., 10 years). This amortization is included in the line item “amortization of deferred lease acquisition cost” in the accompanying pro forma statements of operations. We have expensed all other costs related to the TRS Transaction (i.e., legal, financial advisory, etc.) as incurred.

In March 2003, the Company, Innkeepers Hospitality, Marriott International, Inc. (collectively with its affiliates, “Marriott”) and various affiliates thereof entered into an agreement for a transaction under which Innkeepers Hospitality would (1) convert the agreements under which 17 of our hotels were franchised and managed by Marriott into long-term franchise agreements with Marriott and (2) become the manager of the hotels. Under the terms of the converted agreements, Innkeepers Hospitality (and the TRS after the TRS Transaction) will (1) pay a franchise fee of 6½% of room revenues to Marriott for the first ten years of each franchise agreement and a 5% royalty thereafter (as compared to 5% of gross revenues under the previous agreements with Marriott) and (2) pay Marriott $850,000 plus 50% of aggregate available cash flow (as defined in the agreement with Marriott) in excess of a specified threshold each year for 10 years, beginning in 2004 (the “Conversion Fee”). The Conversion Fee is subject to an aggregate credit of $750,000 from Marriott to be applied against the 2004 and 2005 Conversion Fee otherwise payable for those years. In addition, a portion of the Conversion Fee will be waived for a year if the converted hotels’ room revenues decline below certain levels and certain other conditions are met. The other fees required under the franchise agreements are generally similar to the fees (other than management fees) that were required by the previous Marriott management agreements. In connection with the TRS Transaction, the TRS will assume the obligations to Marriott under the new franchise agreements, including payment of the Conversion Fee. This transaction is referred to as the “Marriott Takeback Transaction.”

In connection with the TRS Transaction, we will not acquire any of the working capital of the hotels, but we will assume the franchise conversion fee obligations under the Marriott Takeback Transactions, as described above. These franchise conversion fee obligations are reflected in the accompanying pro forma balance sheet as a liability (“franchise conversion fee obligations”) at their estimated fair value on the date of acquisition. The estimated fair value of the franchise conversion fee obligations was calculated as the present value of (1) the additional 1½% franchise fee payable to Marriott for the first ten years of the new franchise agreements for the 17 affected hotels and (2) the annual $850,000 Conversion Fee payable to Marriott for the first ten years of the new franchise agreements for the 17 affected hotels. The franchise conversion fee obligations liability ($10.73 million) will be reduced using the effective interest method as payments are made to Marriott (see Note n to the pro forma statements of operations). In the accompanying pro forma balance sheet, we have also recognized a “deferred franchise conversion fees” asset in the same amount as the liability described above, which will be amortized over the initial term of the management agreements with the IH Manager (i.e., 10 years) using the straight-line method. This amortization is included in the line item “amortization of deferred franchise conversion fees” in the accompanying pro forma statements of operations.

The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and the three months ended March 31, 2003 and 2002 assumes that the TRS Transaction and the Marriott Takeback Transaction occurred on January 1, 2002 (January 1, 2003 for the three months ended March 31, 2003).

We sold our Summerfield Suites by Wyndham hotel located in West Hollywood, CA in July 2002 and have contracted to sell our Residence Inn by Marriott hotel located in Winston Salem, NC. The results of operations for the Winston Salem, NC hotel were presented as discontinued operations in our historical financial statements and have not been presented in the accompanying pro forma statements of operations. The results of operations for the West Hollywood, CA hotel were included in our and Innkeepers Hospitality’s historical financial statements until its sale in July 2002. The results of operations related to these two hotels that were included in our and Innkeepers Hospitality’s historical financial statements have been eliminated from the pro forma statements of operations in the column entitled “discontinued operations.”

This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the unaudited Pro Forma Consolidated Balance Sheet at March 31, 2003 included elsewhere in this Form 8-K, and the historical financial statements of Innkeepers USA Trust and the historical financial statements of Innkeepers Hospitality incorporated by reference herein.

In management’s opinion, all material adjustments necessary to reflect the effects of the TRS Transaction, the Marriott Takeback Transaction and the discontinued operations have been made. The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what our actual results of operations would have been assuming the TRS Transaction, the Marriott Takeback Transaction and the sale of the Summerfield Suites by Wyndham hotel located in West Hollywood, CA and the Residence Inn by Marriott hotel located in Winston Salem, NC had been completed as of January 1, 2002 (or January 1, 2003, as applicable), nor does it purport to represent the results of operations for future periods.

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except share and per share data)

	Historical		Pro Forma Adjustments						Pro Forma
	Innkeepers USA	Innkeepers Hospitality	TRS Transaction		Marriott Takeback		Discontinued Operations		Innkeepers USA
Revenue:	a	b					o
Hotel operating revenues:
Rooms		$178,849					($3,539)		$175,310
Food and beverage		267							267
Telephone		3,367					(121)		3,246
Other		3,585					(200)		3,385
Percentage Lease revenue	$88,688		($78,538)	c			(820)	p	9,330
Other	637		341	d					978

Total revenue	89,325	186,068	(78,197)				(4,680)		192,516

Expenses:
Hotel operating expenses:
Rooms		37,788					(813)		36,975
Food and beverage		290							290
Telephone		1,604					(55)		1,549
Other departmental		1,610					(23)		1,587
General and adminstrative		15,310					(399)		14,911
Franchise and marketing fees		11,961			($36)	j	(266)		11,659
Amortization of deferred franchise conversion fees					1,073	k			1,073
Advertising and promotions		10,354					(193)		10,161
Utilities		8,403					(188)		8,215
Repairs and maintenance		9,452					(251)		9,201
Management fees		2,576	6,000	e	(2,468)	l			6,108
Amortization of deferred lease acquisition cost					525	m			525
Insurance		1,518					(23)		1,495
Corporate expenses:
Depreciation	36,928								36,928
Amortization of franchise costs	57								57
Ground rent	493								493
Interest expense	17,485				751	n			18,236
Amortization of loan origination fees	1,173								1,173
Property taxes and insurance	12,451								12,451
General and adminstrative (excluding amortization of unearned compensation)	3,927								3,927
Amortization of unearned compensation	1,346								1,346
Other charges	9,967								9,967
Lessee overhead		5,086	341	d
			137	f
			(5,564)	g					0
Litigation settlement		5,875	(5,875)	h					0
Percentage Lease		79,996	(78,538)	c			(1,458)	p	0

Total expenses	83,827	191,823	(83,499)		(155)		(3,669)		188,327

Income (loss) before minority interest and income taxes	5,498	(5,755)	5,302		155		(1,011)		4,189
Minority interest, common	380								380
Minority interest, preferred	(4,273)								(4,273)
Income taxes				q					0

Income (loss) from continuing operations	$1,605	($5,755)	$5,302		$155		($1,011)		$296

Preferred share dividends	($9,983)								($9,983)

Earnings (loss) per share data:
Basic—continuing operations	($0.23)								($0.27)

Diluted—continuing operations	($0.23)								($0.27)

Weighted average shares:
Basic—continuing operations	35,954,229								35,954,229

Diluted—continuing operations	35,954,229								35,954,229

INNKEEPERS USA TRUST

UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2003

(In thousands, except share and per share data)

	Historical		Pro Forma Adjustments						Pro Forma Innkeepers USA
	Innkeepers USA	Innkeepers Hospitality	TRS Transaction		Marriott Takeback		Discontinued Operations
Revenue:	a	b					o
Hotel operating revenues:
Rooms		$40,264					($353)		$39,911
Food and beverage		73							73
Telephone		624					(9)		615
Other		620					(7)		613
Percentage Lease revenue	$16,624		($14,647)	c				p	1,977
Other	130		90	d					220

Total revenue	16,754	41,581	(14,557)				(369)		43,409

Expenses:
Hotel operating expenses:
Rooms		8,851					(95)		8,756
Food and beverage		74							74
Telephone		366					(7)		359
Other departmental		250					(7)		243
General and administrative		3,675					(42)		3,633
Franchise and marketing fees		2,685			$25	j	(26)		2,684
Amortization of deferred franchise conversion fees					268	k			268
Advertising and promotions		2,196					(8)		2,188
Utilities		2,414					(29)		2,385
Repairs and maintenance		2,325					(32)		2,293
Management fees		374	1,371	e	(302)	l			1,443
Amortization of deferred lease acquisition cost					131	m			131
Insurance		490					(4)		486
Corporate expenses:
Depreciation	8,457								8,457
Amortization of franchise costs	14								14
Ground rent	124								124
Interest expense	4,315				183	n			4,498
Amortization of loan origination fees	269								269
Property taxes and insurance	2,952								2,952
General and administrative (excluding amortization of unearned compensation)	1,406								1,406
Amortization of unearned compensation	345								345
Other charges	655								655
Lessee overhead		1,123	90	d
			39	f
			(1,252)	g					0
Percentage Lease		18,144	(14,647)	c
			(3,334)	i			(163)	p	0

Total expenses	18,537	42,967	(17,733)		305		(413)		43,663

Income (loss) before minority interest and income taxes	(1,783)	(1,386)	3,176		(305)		44		(254)
Minority interest, common	157								157
Minority interest, preferred	(1,068)								(1,068)
Income taxes				q					0

Income (loss) from continuing operations	($2,694)	($1,386)	$3,176		($305)		$44		($1,165)

Preferred share dividends	($2,496)								($2,496)

Earnings (loss) per share data:
Basic—continuing operations	($0.14)								($0.10)

Diluted—continuing operations	($0.14)								($0.10)

Weighted average shares:
Basic—continuing operations	37,386,312								37,386,312

Diluted—continuing operations	37,386,312								37,386,312

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2002

(in thousands, except share and per share data)

	Historical		Pro Forma Adjustments
	Innkeepers USA	Innkeepers Hospitality	TRS Transaction		Marriott Takeback		Discontinued Operations		Pro Forma Innkeepers USA
Revenue:	a	b					o
Hotel operating revenues:
Rooms		$42,780					($1,142)		$41,638
Food and beverage		69							69
Telephone		928					(46)		882
Other		847					(96)		751
Percentage Lease revenue	$16,132		($13,875	)c			(348	) p	1,909
Other	141		97	d					238

Total revenue	16,273	44,624	(13,778)				(1,632)		45,487

Expenses:
Hotel operating expenses:
Rooms		9,421					(252)		9,169
Food and beverage		80							80
Telephone		392					(20)		372
Other departmental		373					(8)		365
General and administrative		3,436					(131)		3,305
Franchise and marketing fees		2,818			$55	j	(70)		2,803
Amortization of deferred franchise conversion fees					268	k			268
Advertising and promotions		2,476					(86)		2,390
Utilities		2,178					(62)		2,116
Repairs and maintenance		2,169					(90)		2,079
Management fees		584	1,433	e	(517	)l			1,500
Amortization of deferred lease acquisition cost					131	m			131
Insurance		355					(7)		348
Corporate expenses:
Depreciation	9,762								9,762
Amortization of franchise costs	14								14
Ground rent	122								122
Interest expense	4,458				188	n			4,646
Amortization of loan origination fees	305								305
Property taxes and insurance	3,273								3,273
General and administrative (excluding amortization of unearned compensation)	1,081								1,081
Amortization of unearned compensation	337								337
Other charges	133								133
Lessee overhead		1,351	97	d
			31	f
			(1,479	)g					0
Percentage Lease		19,577	(13,875	)c
			(5,194	)i			(508	)p	0

Total expenses	19,485	45,210	(18,987)		125		(1,234)		44,599

Income (loss) before minority interest and income taxes	(3,212)	(586)	5,209		(125)		(398)		888
Minority interest, common	239								239
Minority interest, preferred	(1,068)								(1,068)
Income taxes				q					0

Income (loss) from continuing operations	($4,041)	($586)	$5,209		($125)		($398)		$59

Preferred share dividends	($2,496)								($2,496)

Earnings (loss) per share data:
Basic—continuing operations	($0.19)								($0.07)

Diluted—continuing operations	($0.19)								($0.07)

Weighted average shares:
Basic—continuing operations	34,394,871								34,394,871

Diluted—continuing operations	34,394,871								34,394,871

INNKEEPERS USA TRUST

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

a.	Represents our historical results from continuing operations.

b.	Represents Innkeepers Hospitality’s historical results from continuing operations.

c.	Eliminate the Percentage Lease rent paid by Innkeepers Hospitality to us, except for the Percentage Lease rent for the West Hollywood, CA and Winston Salem, NC hotels (see Notes o and p).

d.	Reclassify interest income ($209,000 for the year ended December 31, 2002 and $17,000 and $32,000 for the three months ended March 31, 2003 and 2002, respectively) and other income ($132,000 for the year ended December 31, 2002 and $73,000 and $65,000 for the three months ended March 31, 2003 and 2002, respectively) of Innkeepers Hospitality (which was included in “Lessee overhead” in the historical statements of operations) to other revenue.

e.	Recognize (1) base management fees payable to the IH Manager (which are 3% of gross revenues of $182,208,000, or $5,466,000, for the year ended December 31, 2002; and 3% of gross revenues of $41,212,000 and $43,340,000, or $1,236,000 and $1,300,000, for the three months ended March 31, 2003 and 2002, respectively); (2) accounting services fee payable to the IH Manager (which is $750 per hotel per month, or $534,000 for the year ended December 31, 2002 and $135,000 and $133,000 for the three months ended March 31, 2003 and 2002, respectively); and (3) incentive management fees payable to the IH Manager (which are 50% of hotel available cash flow; for the pro forma periods there is no incentive management fee payable to the IH Manager). The following table summarizes the calculation of “hotel available cash flow” by first computing the pro forma TRS net loss and then making adjustments required by the management agreements with the IH Manager to arrive at “hotel available cash flow.”

	December 31,	March 31,	March31,
(in thousands)	2002	2003	2002
Innkeepers Hospitality’s net loss	($5,755)	($1,386)	($586)
Pro forma adjustments:
Base management fee (Note e)	(5,466)	(1,236)	(1,300)
Accounting services fee (Note e)	(534)	(135)	(133)
Incentive management fee (Note e)	—	—	—
Dividend income (Note f)	(137)	(39)	(31)
Gross lessee overhead (Note g)	5,564	1,252	1,479
Litigation settlement (Note h)	5,875	—	—
Franchise fee adjustment (Note j)	36	(25)	(55)
Amortization of deferred franchise conversion fees (Note k)	(1,073)	(268)	(268)
Marriott base management fee (Note l)	1,488	302	326
Marriott incentive management fee (Note l)	980	—	191
Amortization of deferred lease acquisition cost (Note m)	(525)	(131)	(131)
Interest expense (Note n)	(751)	(183)	(188)
Discontinued operations (Note o)	(1,011)	44	(398)
Discontinued operations (note p)	820	—	348

Pro forma TRS net loss	($489)	($1,805)	($746)
Adjustments to reconcile to “Hotel Available Cash Flow:”
Interest income (Note d)	(209)	(17)	(32)
Incentive management fee (Note e)	—	—	—
Amortization of deferred franchise conversion fees (Note k)	1,073	268	268
Amortization of deferred lease acquisition cost (Note m)	525	131	131
Interest expense (Note n)	751	183	188
Marriott 1.5% franchise fees (see note below)	(970)	(203)	(229)
Marriott Conversion Fee (see note below)	(850)	(213)	(213)

Pro Forma Hotel Available Cash Flow	($169)	($1,656)	($633)

Note: The Marriott 1.5% franchise fee adjustment is the additional franchise fee payable to Marriott each year for the first ten years of the new franchise agreements for the 17 affected hotels (1.5% of room revenues of $64,635,000, or $970,000, for the year ended December 31, 2002; and 1.5% of room revenues of $13,527,000 and $15,274,000, or $203,000 and $229,000, for the three months ended March 31, 2003 and 2002, respectively). See the introduction to the pro forma statements of operations for a description of the Marriott Conversion Fee.

f.	Eliminate dividend income of Innkeepers Hospitality, which was included in “Lessee overhead” in the historical statements of operations ($137,000 for the year ended December 31, 2002 and $39,000 and $31,000 for the three months ended March 31, 2003 and 2002, respectively), that will not accrue to us.

g.	Eliminate the corporate overhead of Innkeepers Hospitality ($5,564,000 for the year ended December 31, 2002 and $1,252,000 and $1,479,000 for the three months ended March 31, 2003 and 2002, respectively) that will become the responsibility of the IH Manager as a part of the TRS Transaction.

h.	Eliminate the litigation settlement charge ($5,875,000 for the year ended December 31, 2002) that will not accrue to us.

i.	Eliminate percentage lease expense that was recognized by Innkeepers Hospitality, but had not yet been recognized by us under SAB 101 ($0 for the year ended December 31, 2002 and $3,334,000 and $5,194,000 for the three months ended March 31, 2003 and 2002, respectively). Please see our discussion of SAB 101 included in our quarterly reports on Form 10-Q.

j.	(1) Eliminate the historical system/franchise fees ($3,268,000 for the year ended December 31, 2002 and $651,000 and $709,000 for the three months ended March 31, 2003 and 2002, respectively) paid under the terminated Marriott management agreements; and (2) recognize the franchise fees under the franchise agreements executed in connection with the Marriott Takeback Transaction (which, for financial reporting purposes, are 5% of room revenues of $64,635,000, or $3,232,000, for the year ended December 31, 2002; and 5% of room revenues of $13,527,000 and $15,274,000, or $676,000 and $764,000, for the three months ended March 31, 2003 and 2002, respectively). See Note k for the treatment of the additional 1½% franchise fee and the Conversion Fee due under the franchise agreements.

k.	Represents the amortization of the deferred franchise conversion fees asset over the initial term of the management agreements with the IH Manager using the straight-line method ($1,073,000 for the year ended December 31, 2002 and $268,000 and $268,000 for the three months ended March 31, 2003 and 2002, respectively).

l.	Eliminate the base ($1,488,000 for the year ended December 31, 2002 and $302,000 and $326,000 for the three months ended March 31, 2003 and 2002, respectively) and incentive ($980,000 for the year ended December 31, 2002 and $0 and $191,000 for the three months ended March 31, 2003 and 2002, respectively) management fees paid to Marriott under the terminated Marriott management agreements.

m.	Represents the amortization of the deferred lease acquisition cost over the initial term of the management agreements with the IH Manager using the straight-line method ($525,000 for the year ended December 31, 2002 and $131,000 and $131,000 for the three months ended March 31, 2003 and 2002, respectively).

n.	Represents imputed interest expense (at the rate of 7%) on the franchise conversion fee obligations liability ($751,000 for the year ended December 31, 2002 and $183,000 and $188,000 for the three months ended March 31, 2003 and 2002, respectively).

o.	Eliminate the historical results of operations of the Summerfield Suites by Wyndham hotel located in West Hollywood, CA that was sold in July 2002 and the historical results of operations of the Residence Inn by Marriott hotel located in Winton Salem, NC that is “held for sale” (and currently under contract to be sold).

p.	Eliminate the Percentage Lease rent paid by Innkeepers Hospitality to us for the West Hollywood, CA hotel ($820,000 for the year ended December 31, 2002 and $0 and $348,000 for the three months ended March 31, 2003 and 2002, respectively) and the Winston Salem, NC hotel ($638,000 for the year ended December 31, 2002 and $163,000 and $160,000 for the three months ended March 31, 2003 and 2002, respectively). Percentage lease revenue related to the Winston Salem, NC hotel was included in discontinued operations in our historical financial statements, which is not presented in the accompanying pro forma statements.

q.	Innkeepers Hospitality has elected to be taxed as a Subchapter S corporation for federal income tax purposes and, generally, pays no corporate level tax on its net income. For the TRS, an income tax benefit has not been recorded since we cannot be assured of future taxable income to utilize the TRS’s estimated taxable loss.

INNKEEPERS USA TRUST

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2003

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2003 is based in part on the historical Consolidated Balance Sheet of Innkeepers USA Trust (the “Company” or “we”) and the historical Combined Balance Sheet of Innkeepers Hospitality as of March 31, 2003. This unaudited pro forma consolidated balance sheet assumes the TRS Transaction and the Marriott Takeback Transaction occurred on March 31, 2003.

This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and the three months ended March 31, 2003 and 2002 included elsewhere in this Form 8-K, and the historical financial statements of Innkeepers USA Trust and the historical financial statements of Innkeepers Hospitality incorporated by reference herein.

In management’s opinion, all material adjustments necessary to reflect the effects of the TRS Transaction and the Marriott Takeback Transaction have been made. The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what our actual financial position would have been assuming the TRS Transaction and the Marriott Takeback Transaction had been completed as of March 31, 2003, nor does it purport to represent our future financial position.

INNKEEPERS USA TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2003

(in thousands)

	Historical Innkeepers USA	Pro Forma Adjustments		Pro Forma Innkeepers USA
ASSETS	a
Investment in hotel properties:
Land and improvements	$101,140			$101,140
Buildings and improvements	655,121			655,121
Furniture and equipment	105,684			105,684
Renovations in process	4,950			4,950
Hotels held for sale, net	2,000			2,000

	868,895			868,895
Accumulated depreciation	(189,246)			(189,246)

Net investment in hotel properties	679,649			679,649
Cash and cash equivalents	13,838	($5,250)	b	8,588
Restricted cash and cash equivalents	14,406			14,406
Due from Lessees	10,188			10,188
Deferred expenses	3,985			3,985
Other assets	2,625			2,625
Deferred lease acquisition cost		5,250	b	5,250
Deferred franchise conversion fees		10,730	c	10,730

Total assets	$724,691	$10,730		$735,421

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$235,582			$235,582
Accounts payable and accrued expenses	7,076			7,076
Franchise conversion fee obligations		$10,730	c	10,730
Distributions payable	5,908			5,908
Deferred rent revenue	3,463	(3,334)	d	129
Minority interest in Partnership	52,207	100	e	52,307

Total liabilities	304,236	7,496		311,732

Shareholders’ equity:
Preferred shares	115,750			115,750
Common shares	375			375
Additional paid-in capital	393,295			393,295
Unearned compensation	(728)			(728)
Distributions in excess of earnings	(88,237)	3,234	f	(85,003)

Total shareholders’ equity	420,455	3,234		423,689

Total liabilities and shareholders’ equity	$724,691	$10,730		$735,421

INNKEEPERS USA TRUST

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

a.	Represents our historical balance sheet.

b.	Represents the cash payment of $5,250,000 to Innkeepers Hospitality in connection with the TRS Transaction, which has been recognized in the accompanying pro forma balance sheet as “deferred lease acquisition cost.” We are not assuming any working capital (i.e., cash, hotel accounts receivable, trade payables, accrued expenses, etc.) from Innkeepers Hospitality; therefore, no working capital adjustments were made to the accompanying pro forma balance sheet.

c.	Represents the estimated net present value ($10.73 million) of the additional 1½% franchise fee payable to Marriott for the first ten years of the new franchise agreements and the $850,000 conversion fee payable to Marriott for 10 years in connection with the Marriott Takeback Transaction, which has been recognized in the pro forma balance sheet as the asset “deferred franchise conversion fees” and the liability “franchise conversion fee obligations” (please see the introduction to the pro forma statements of operations for a description of this asset and liability).

d.	Represents the recognition of percentage lease revenue deferred in accordance with SAB 101 (please see our discussion of SAB 101 included in our quarterly reports on Form 10-Q). Upon purchase of the leases from Innkeepers Hospitality, any deferred rent will be recognized for financial reporting purposes.

e.	Represents the allocation of the percentage lease revenue adjustment in Note d above to the minority interests.

f.	Represents the percentage lease revenue adjustment in Note d above, net of the allocation to minority interests in note e above.

INDEX OF EXHIBITS

10.1	Master Lease Assignment Agreement, dated as of August 8, 2003, by and among Innkeepers USA Trust, Innkeepers USA Limited Partnership, Innkeepers Hospitality, Inc., Innkeepers Hospitality Management, Inc., and various affiliates thereof.

10.2	Form of Hotel Management Agreement by and between KPA Leasco, Inc., and Innkeepers Hospitality Management, Inc.

10.3	Form of Pooling and Cumulation Agreement by and among KPA Leasco, Inc., KPA Leasco II, Inc., KPA Leasco III, Inc., KPA Leasco IV, Inc., KPA Leasco V, Inc., and Innkeepers Hospitality Management, Inc.

10.4	Form of Non-Compete Agreement of Jeffrey H. Fisher, between Jeffrey H. Fisher and Innkeepers USA Trust.

23.1	Consent of Independent Accountants

99.1	Press Release of the Registrant dated August 11, 2003.